SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2006
WHEELING-PITTSBURGH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1

ITEM 8.01 Other Events.
     On August 8, 2006, Wheeling-Pittsburgh Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006, which was filed as an exhibit to a Current Report on Form 8-K dated August 8, 2006. Wheeling-Pittsburgh held a conference call on August 8, 2006 at 11 a.m. ET to review the Company’s financial results and business prospects and the script for the conference call also was filed as an as exhibit to another Current Report on Form 8-K dated August 8, 2006. The actual transcript of the conference call is filed herewith as Exhibit 99.1.
     Wheeling-Pittsburgh Corporation, together with the other participants as indicated below, intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and accompanying proxy card to be used to solicit votes for the election of its slate of director nominees at the 2006 annual meeting of stockholders of Wheeling-Pittsburgh Corporation and for the approval of the Company’s proposed strategic alliance with CSN. The Company urges its shareholders to read the proxy statement in its entirety when it becomes available because it will contain important information, including information on the participants and their interests in Wheeling-Pittsburgh Corporation. When filed, the proxy statement will be available at no charge at the SEC’s website at http://www.sec.gov. The participants in this proxy solicitation are anticipated to be Wheeling-Pittsburgh Corporation and the director nominees included in the proxy statement to be filed with the SEC. Additional information regarding potential participants in the proxy solicitation and their respective interests may be obtained by reading the proxy statement regarding the proposed strategic alliance if and when it becomes available.
FORWARD-LOOKING STATEMENTS CAUTIONARY LANGUAGE
     The information contained in this filing, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In particular, statements containing estimates or projections of future operating or financial performance are not historical facts, and only represent a belief based on various assumptions, all of which are inherently uncertain. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors relating to (1) the risk that the businesses of CSN Holdings and Wheeling-Pittsburgh will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of CSN, CSN Holdings and Wheeling-Pittsburgh to realize the expected benefits from the proposed strategic alliance, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for Wheeling-Pittsburgh for the remainder of 2006 or for the strategic alliance; (4) the risk of unexpected consequences resulting from the strategic alliance; (5) the risk of labor disputes, including as a result of the proposed strategic alliance or the failure to reach a satisfactory collective bargaining with the production employees; (6) the ability of the strategic alliance to operate successfully within a highly cyclical industry; (7) the extent and timing of the entry of additional competition in the markets in which the strategic alliance will operate; (8) the risk of decreasing prices for the strategic alliance’s products; (9) the risk of significant supply shortages and increases in the cost of raw materials, especially carbon slab supply, and the impact of rising natural gas prices; (10) rising worldwide transportation costs due to historically high and volatile oil prices; (11) the ability of the strategic alliance to complete, and the cost and timing of, capital improvement projects, including upgrade and expansion of Wheeling-Pittsburgh’s hot strip mill and construction of an additional galvanizing line; (12) increased competition from substitute materials, such as aluminum; (13) changes in environmental and other laws and regulations to which the strategic alliance are subject; (14) adverse changes in interest rates and other financial market conditions; (15) failure of the convertible financing proposed to be provided by CSN to be converted to equity; (16) changes in United States trade policy and governmental actions with respect to imports, particularly with respect to restrictions or tariffs on the importation of carbons slabs; and (17) political, legal and economic conditions and developments in the United States and in foreign countries in which the strategic alliance will operate. There is no guarantee that the expected events, trends or results will actually occur. The statements are based on many assumptions and factors, and any changes in such assumptions or factors could cause actual results to differ materially from current expectations. CSN, CSN Holdings and Wheeling-Pittsburgh assume no duty to update forward-looking statements. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in CSN’s and Wheeling-Pittsburgh’s filings with the SEC.
ITEM 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Transcript of Wheeling-Pittsburgh Corporation Conference Call held on August 8, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION
By:	/s/ Paul J. Mooney
Paul J. Mooney
Executive Vice President and Chief Financial Officer

Dated: August 9, 2006